Crawford & Company First Quarter Earnings Conference Call May 6, 2013

Crawford & Company FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION 2  Forward-looking statements –This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at www.crawfordandcompany.com. –Crawford’s business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of claims and revenue for the Company, are generally not subject to accurate forecasting.  Revenues Before Reimbursements (“Revenues”) –Revenues Before Reimbursements are referred to as “Revenues” in both consolidated and segment charts, bullets and tables throughout this presentation.  Segment and Consolidated Operating Earnings –Under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 280, “Segment Reporting,” the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non-controlling interests, certain unallocated corporate and shared costs and credits, and special charges and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits.  Earnings Per Share –In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by the guidance in Accounting Standards Codification Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distr ibuted during the period. Further references to EPS in this presentation will generally be only for CRDB, as that is the more dilutive measure.  Non-GAAP Financial Information –For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

Crawford & Company Global Business Services Leader  The world’s largest independent provider of global claims management solutions  Multiple globally recognized brand names: Crawford, Broadspire, GCG  Clients include multinational insurance carriers, brokers and local insurance firms as well as 200 of the Fortune 500 corporations 3 EMEA-A/P Americas Broadspire Legal Settlement Administration Serves the U.K., European, Middle Eastern, African and Asia Pacific markets Serves the U.S., Canadian and Latin American markets Serves large national accounts, carriers and self- insured entities Provides administration for class action settlements and bankruptcy matters

Today’s Agenda Welcome and Opening Comments First Quarter 2013 Financial Review First Quarter 2013 Operational Review Guidance and Future Operational Focus

Crawford & Company First Quarter 2013 Business Summary $0 $100 $200 $300 $400 Q1 2013 Q1 2012 Revenues ($ in millions) 5 Revenues increased 7% to $286.3 million Consolidated operating earnings increased 25% to $18.0 million Net income increased 61% to $9.7 million Diluted earnings per share of $0.18 for CRDA and $0.17 for CRDB Dividend paid in March 2013 of $0.04 for CRDA and $0.03 for CRDB $0 $5 $10 $15 $20 $25 Q1 2013 Q1 2012 Consolidated Operating Earnings ($ in millions) 286.3 267.8 18.0 14.4

First Quarter 2013 Financial Review

Crawford & Company First Quarter 2013 Financials 7 Crawford & Company Income Statement Highlights Unaudited ($ in thousands, except per share amounts) Quarters Ended March 31, 2013 2012 % Change Revenues $286,281 $267,753 7% Costs of Services 213,341 199,707 7% Selling, General, and Administrative Expenses 58,950 55,679 6% Corporate Interest Expense, Net 1,643 2,169 -24% Special Charges - 890 -100% Total Costs and Expenses 273,934 258,445 6% Other Income 2,324 305 662% Income Before Income Taxes 14,671 9,613 53% Provision for Income Taxes 4,990 3,393 47% Net Income 9,681 6,220 56% Less: Net (Loss)Income Attributable to Noncontrolling Interests (58) 155 nm Net Income Attributable to Shareholders of Crawford & Company $9,739 $6,065 61% Earnings Per Share - Diluted Class A Common Stock $0.18 $0.12 50% Class B Common Stock $0.17 $0.11 55% Cash Dividends per Share: Class A Common Stock $0.04 $0.03 33% Class B Common Stock $0.03 $0.02 50% nm=not meaningful

Crawford & Company First Quarter 2013 Financials 8 Summary Results: Americas Unaudited ($ in thousands) For the quarters ended March 31,  Completion of Superstorm Sandy cases drove higher revenues in 2013 period  2013 operating earnings include $2.3 million gain from sale of customer contract in Latin America $0 $25 $50 $75 $100 1Q 2013 1Q 2012 Revenues ($ in millions) -$1 $0 $1 $2 $3 $4 $5 1Q 2013 1Q 2012 77.5 -0.5 3.2 Operating Earnings (Loss) ($ in millions) *At 2012 average FX rates **At 2013 average FX rates 84.2 Pro Forma 2013/2012 2013* 2013** 2012 % Change Revenues 84,861$ 84,244$ 77,524$ 8.7% Total Operating Expenses 81,752 81,024 78,036 3.8% Operating Earnings (Loss) 3,109$ 3,220$ (512)$ nm Operating Margin 3.7% 3.8% -0.7% nm=not meaningful

Crawford & Company First Quarter 2013 Financials 9 Summary Results: U.S. Catastrophe (CAT) adjuster activity  CAT adjuster revenues of $10.8 million in first quarter of 2013 compared with $3.7 million in 2012 period  CAT cases numbered 11,200 in the first quarter of 2013 compared with 5,500 in the first quarter of 2012  Claims from Superstorm Sandy largely completed in the 2013 first quarter $0 $4 $8 $12 1Q 2013 1Q 2012 Revenues ($ in millions) 0 4 8 12 1Q 2013 1Q 2012 Catastrophe Cases (in thousands) 3.7 10.8 5.5 11.2

Crawford & Company First Quarter 2013 Financials 10 Summary Results: EMEA/AP Unaudited ($ in thousands) For the quarters ended March 31,  Revenue and earnings grew quarter over quarter led by improvements in the UK and CEMEA  Effects of exchange rates were negligible in the 2013 quarter $50 $60 $70 $80 $90 1Q 2013 1Q 2012 Revenues ($ in millions) $0 $2 $4 $6 $8 1Q 2013 1Q 2012 Operating Earnings ($ in millions) 81.8 87.6 5.6 6.8 *At 2012 average FX rates **At 2013 average FX rates Pro Forma 2013/2012 2013* 2013** 2012 % Change R venues 86,907$ 87,589$ 81,790$ 7.1% Total Operating Expenses 80,060 80,767 76,209 6.0% Operating Earnings 6,847$ 6,822$ 5,581$ 22.2% Operating Margin 7.9% 7.8% 6.8%

Crawford & Company First Quarter 2013 Financials 11 Summary Results: Broadspire Unaudited ($ in thousands) For the quarters ended March 31,  Revenue decline reflects less medical management contribution and a decrease in workers’ compensation claims  Outlook for the year remains positive $45 $50 $55 $60 $65 1Q 2013 1Q 2012 Revenues ($ in millions) -$3 -$2 -$1 $0 $1 1Q 2013 1Q 2012 60.4 57.8 0.0 (1.8) Operating (Loss) Earnings ($ in millions) 2013 2012 % Change Revenues 57,797$ 60,389$ -4.3% Total Operating Expenses 59,565 60,388 -1.4% Operating (Loss) Earnings (1,768)$ 1$ nm Operating Margin -3.1% 0.0% nm=not meaningful

Crawford & Company First Quarter 2013 Financials 12 Summary Results: Legal Settlement Administration Unaudited ($ in thousands) For the quarters ended March 31, $20 $30 $40 $50 $60 1Q 2013 1Q 2012 Revenues ($ in millions) $0 $4 $8 $12 $16 1Q 2013 1Q 2012 Operating Earnings ($ in millions) 48.1 56.7 10.7 12.0  2013 results reflect contribution of the Deepwater Horizon special project as well as a large new class action project  Backlog at 2013 first quarter of $135.0 million compared with $105.0 million a year ago 2013 2012 % Change Revenues 56,651$ 48,050$ 17.9% Total Operating Expenses 44,638 37,367 19.5% Operating Earnings 12,013$ 10,683$ 12.4% Operating Margin 21.2% 22.2%

Crawford & Company First Quarter 2013 Financials 13 Crawford & Company Balance Sheet Highlights Unaudited ($ in thousands) March 31, December 31, 2013 2012 Change Cash and cash equivalents $59,430 $71,157 ($11,727) Accounts receivable, net 172,933 164,708 8,225 Unbilled revenues, net 131,026 124,881 6,145 Total receivables 303,959 289,589 14,370 Goodwill 131,363 131,995 (632) Deferred revenues, net 81,129 82,817 (1,688) Pension liabilities 160,863 165,624 (4,761) Current portion of long-term debt, capital leases and short-term borrowings 53,027 14,113 38,914 Long-term debt, less current portion 152,087 152,293 (206) Total debt 205,114 166,406 38,708 Total stockholders' equity attributable to Crawford & Company 144,862 136,199 8,663 Net debt* 145,684 95,249 50,435 Total debt/capitalization 59% 55% *Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash and cash equivalents.

Crawford & Company First Quarter 2013 Financials 14 Crawford & Company Operating and Free Cash Flow Unaudited ($ in thousands) For the quarters ended March 31: 2013 2012 Variance Net Income Attributable to Shareholders of Crawford & Company $9,739 $6,065 $3,674 Plus: Depreciation and Other Non-Cash Operating Items 8,673 8,582 91 Less: Unbilled and Billed Receivables Change (14,041) (20,428) 6,387 Less: Working Capital Change (43,863) (32,401) (11,462) Less: U.S. Pension Contributions (1,900) - (1,900) Operating Cash Flow (41,392) (38,182) (3,210) Less: Property & Equipment Purchases, net (1,647) (4,176) 2,529 Less: Capitalized Software (internal and external costs) (4,400) (3,809) (591) Free Cash Flow ($47,439) ($46,167) ($1,272)

First Quarter 2013 Operational Review

Crawford & Company First Quarter Operational Review 16 First Quarter Business Drivers $240 $250 $260 $270 $280 $290 $300 $310 $320 1Q 2013 4Q 2012 3Q 2012 2Q 2012 1Q 2012 Revenues ($ in millions) 280 290 300 310 320 330 340 1Q 2013 4Q 2012 3Q 2012 2Q 2012 1Q 2012 Cases Received (In thousands)  Strong performance in EMEA/AP driven by UK and CEMEA improvement and continued handling of Thailand flood losses  Legal Settlement Administration heavily involved in Deepwater Horizon special project and benefited from large new class action assignment  Superstorm Sandy revenues aided Americas improvement  Consolidated cases received increased 6 % over the first quarter of 2012

Crawford & Company First Quarter Operational Review 17 Americas $0 $10 $20 $30 $40 $50 $60 U.S. Canada Latin America Revenues by Geographic Region ($ in millions) U.S. Property and Casualty Superstorm Sandy aided first quarter performance Continued expansion of Contractor Connection network Launched new service offering A&H (accident & health) and credit card claim processing Canada Won several large new accounts Case volumes increased on new business Focus on cost in light of revenue trends Latin America & Caribbean Gain from sale of customer contract Focus on Mexico and Brazil 1Q 2013 vs. 1Q 2012 0 20 40 60 80 100 120 U.S. Canada Latin America Americas Cases Received (In thousands)

Crawford & Company First Quarter Operational Review 18 EMEA/AP $0 $5 $10 $15 $20 $25 $30 $35 U.K. CEMEA Asia-Pacific Revenues by Geographic Region ($ in millions) U.K. Reduction in property claim volumes Continued focus on Global Technical Services (GTS) activities CEMEA Claims volume increased in first quarter Continued focus on growth in specialty service lines Asia-Pacific Continued actitivity on flooding claims in Thailand drove revenue increases Expansion of GTS and specialty services 0 10 20 30 40 50 60 U.K. CEMEA Asia-Pacific EMEA/AP Cases Received (In thousands) 1Q 2013 vs. 1Q 2012

Crawford & Company First Quarter Operational Review 19 Broadspire $0 $5 $10 $15 $20 $25 $30 $35 Workers' Comp. Medical Mgmt. Risk Mgmt. Info. Svcs. Revenues by Service Line ($ in millions)  Broadspire case volume improved 11%, primarily due to low value, record only cases associated with a special project  Workers’ compensation claims reduced in the quarter  New client wins and retention remain strong  Cost management initiatives continued  Implementation of new software in medical bill review division 0 5 10 15 20 25 30 35 40 Workers' Comp. Casualty Other Broadspire Cases Received (In thousands) 1Q 2013 vs. 1Q 2012

Crawford & Company First Quarter Operational Review 20 Legal Settlement Administration $0 $20 $40 $60 $80 $100 $120 $140 $160 1Q 2013 1Q 2012 Backlog ($ in millions)  Deepwater Horizon class action project continued  Large class action project ramped up in the quarter, which drove revenue improvement  New business wins continue in both class action and bankruptcy space  Backlog at $135.0 million

Crawford & Company 2013 Guidance 21 Crawford & Company is reaffirming full year 2013 guidance as follows:  Consolidated revenues before reimbursements between $1.05 and $1.08 billion  Consolidated operating earnings between $85.0 and $93.0 million  Consolidated cash provided by operating activities between $65.0 and $70.0 million  After reflecting stock option expense, net corporate interest expense, customer- relationship intangible asset amortization expense, and income taxes, net income attributable to shareholders of Crawford & Company on a GAAP basis between $49.0 and $54.0 million, or $0.85 to $0.95 diluted earnings per CRDB share

Crawford & Company 2013 Operational Focus 22 Sustain Operating Performance through Improved Profitability  Americas improvement in U.S. Property & Casualty and Canada  Continued progress in Broadspire Strengthen the Balance Sheet  Manage debt levels and pension obligations  Drive operating cash flow to support business growth Enhance Total Return to Shareholders  Dividend policy to provide meaningful yield  Seek opportunities to repurchase outstanding shares below intrinsic value

First Quarter 2013 Appendix

Crawford & Company Appendix: Non-GAAP Financial Information 24 Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include the GAAP-required gross up of our revenues and expenses for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker (“CODM”) to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operation decision maker use. Consolidated operating earnings (loss) represent segment earnings (loss) including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, special charges and credits, income taxes, and net income or loss attributable to noncontrolling interests. Net debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company’s debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company’s defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures.

Crawford & Company Reconciliation of Non-GAAP Items 25 Unaudited ($ in thousands) March 31, December 31, 2013 2012 Net Debt Short-term borrowings 52,184$ 13,275$ Current installments of long-term debt and capital leases 843 838 Long-term debt and capital leases, less current installments 152,087 152,293 Total debt 205,114 166,406 Less: Cash and cash equivalents 59,430 71,157 Net Debt 145,684$ 95,249$ Q1 2013 Q4 2012 Q3 2012 Q2 2012 Q1 2012 Revenues Before Reimbursements Total Revenues 307,126$ 335,530$ 324,246$ 319,016$ 287,346$ Reimbursements (20,845) (22,549) (22,110) (25,169) (19,593) Revenues Before Reimbursements 286,281$ 312,981$ 302,136$ 293,847$ 267,753$ Q1 2013 Q1 2012 Costs of Services Before Reimbursements Total Costs of Services 234,186$ 219,300$ Reimbursements (20,845) (19,593) Costs of Services Before Reimbursements 213,341$ 199,707$ Q1 2013 Q1 2012 Operating Earnings (Loss) Americas 3,220$ (512)$ EMEA/AP 6,822 5,581 Broadspire (1,768) 1 Legal Settlement Administration 12,013 10,683 Unallocated corporate and shared costs, net (2,297) (1,361) Consolidated Operating Earnings 17,990 14,392 Deduct: Net corporate interest expense (1,643) (2,169) Stock option expense (80) (122) Amortization expense (1,596) (1,598) Special charges - (890) Income before income taxes 14,671$ 9,613$